NAVELLIER VARIABLE INSURANCE SERIES FUND



                                SEMIANNUAL REPORT
                                    June 30, 2002


Growth Portfolio                                            [NAVELLIER LOGO]
                                                            Calculated Investing

                                                SEMIANNUAL REPORT, JUNE 30, 2002
                                  NAVELLIER VARIABLE INSURANCE SERIES FUND, INC.

                                                   One East Liberty, Third Floor
                                                                  Reno, NV 89501
                                                                  (800) 887-8671

--------------------------------------------------------------------------------

                                                                  August 9, 2002

Dear Shareholder:

How we did

      As we enter the second half of the year, we would like to recap what happened in the first six months of 2002. While the large and small cap value stocks were in favor during the first quarter of 2002, the tide had turned by the second quarter, bringing down virtually all asset classes (i.e., value, growth, etc.). The unrelenting selling pressure across the asset class spectrum was reflected in the benchmarks unanimously posting negative returns for the second quarter. Consequently, for the first half of the year, only the Russell 2000 Value Index (a small cap value index) was in the positive. Despite these volatile market conditions, the Navellier Variable Insurance Series Fund Growth Portfolio while not in the positive was only down -2.37% versus -17.35% for the Russell 2000 Growth (14% outperformance). The primary reason that our funds exhibited such tremendous relative strength was that finally the stock market is focused on corporate earnings. Since our investment strategy is focused on earnings growth, many of our top holdings are emerging as the stock market's new leaders.

                                                    GROWTH PORTFOLIO              RUSSELL 2000             RUSSELL 2000 GROWTH
                                                    ----------------              ------------             -------------------
2/98                                                      10000                       10000                       10000
3/98                                                      10500                       10412                       10419
                                                          10520                       10470                       10483
                                                          10140                        9906                        9722
6/98                                                      10440                        9927                        9821
                                                           9990                        9123                        9001
                                                           7930                        7352                        6923
9/98                                                       8610                        7927                        7625
                                                           8740                        8250                        8023
                                                           9730                        8683                        8645
12/98                                                     11220                        9220                        9427
                                                          12680                        9342                        9852
                                                          11720                        8586                        8950
3/99                                                      12750                        8720                        9269
                                                          13350                        9501                       10088
                                                          12850                        9640                       10104
6/99                                                      14340                       10076                       10636
                                                          14200                        9799                       10307
                                                          14470                        9437                        9922
9/99                                                      14660                        9439                       10113
                                                          17010                        9477                       10372
                                                          18430                       10043                       11469
12/99                                                     21616                       11180                       13490
                                                          21566                       11000                       13364
                                                          29717                       12817                       16474
3/00                                                      25923                       11972                       14742
                                                          25279                       11251                       13254
                                                          21817                       10596                       12093
6/00                                                      23327                       11519                       13655
                                                          21596                       11149                       12485
                                                          25662                       11999                       13798
9/00                                                      24363                       11647                       13113
                                                          22451                       11127                       12048
                                                          15950                        9985                        9861
12/00                                                     17919                       10842                       10464
                                                          17950                       11407                       11311
                                                          14048                       10658                        9761
3/01                                                      12958                       10137                        8873
                                                          14934                       10930                        9960
                                                          15006                       11198                       10190
6/01                                                      14537                       11585                       10468
                                                          14028                       10958                        9575
                                                          12907                       10604                        8977
9/01                                                      11715                        9177                        7529
                                                          11593                        9714                        8253
                                                          12275                       10466                        8942
12/01                                                     12887                       11112                        9499
                                                          12469                       10996                        9161
                                                          12500                       10695                        8568
3/02                                                      13182                       11554                        9312
                                                          13508                       11660                        9111
                                                          13101                       11142                        8578
6/02                                                      12581                       10589                        7851

                                                        GROWTH                    RUSSELL 2000
    TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2002      PORTFOLIO   RUSSELL 2000      GROWTH
-----------------------------------------------------  ---------   ------------   ------------
Six Months                                               (2.37)%       (4.70)%       (17.35)%
One Year                                                (13.45)%       (8.60)%       (25.00)%
Annualized Since Inception+                               5.43%         1.33%         (5.42)%
Value of a $10,000 investment over Life of Fund+        12,581        10,589          7,851
+Inception February 27, 1998

What Happened?

      The stock market has been under siege as panicked investors redeemed stock mutual funds in droves. However, the silver lining amidst all the chaos is that those stocks which reported strong second quarter earnings results have firmed up and helped to temporarily stabilize the overall stock market. Aggressive stock buyback programs have also helped to temporarily shore up the overall stock market. Although the stock market has reversed its course and bounced off its lows, a retest of the lows is likely. However, we do not expect the stocks in our portfolio to retest their lows. Instead, we expect the current stock market decline to end just like it did in 1973 and 1974, with approximately 20% of the stocks with good earnings leading the overall stock market.

Consumer Spending

      Due to the dramatic decline of the overall stock market and the fact that the stock market's woes have become mainstream news, consumer confidence has tumbled in recent months. As a result, many investors on Wall Street are worried that consumer spending might fizzle. However, so far there is absolutely no evidence that consumer spending is slowing down, except at some expensive restaurants and some high-end luxury goods retailers. Fortunately, the sales at many discount and specialty stores remain very strong.

Interest Rates and Real Estate Boom

      The secret behind why consumer spending has remained strong is directly attributable to falling interest rates and the real estate boom that has occurred throughout much of the U.S. The inventory of homes throughout much of the U.S. remains very tight, so home prices remain firm. Banks are flush with new deposits due to the flight to quality from rattled stock market investors. Due to rising cash balances, banks are literally throwing money at homeowners. As more homeowners continue to refinance their homes, they will continue to lower their mortgage payments and put more cash in their pockets. Considering that five out of six homeowners have more money invested in their homes than the stock market, consumer confidence will likely continue to be strongly influenced by both mortgage rates and home values. Since the average homeowner has yet to refinance his or her home to take advantage of new lower mortgage rates, there will likely be another wave of home refinancing that will help to boost or sustain strong consumer spending. In the unlikely event that consumer spending, which represents about two-thirds of the U.S. economy, rapidly decelerates, then it is very possible that the Federal Reserve Board might step in and cut key interest rates one more time.

Business Spending

      The big problem that the Federal Reserve Board has encountered is that business spending, which represents about one-third of the U.S. economy, remains extremely weak. In other words, until business spending perks up, the Federal Reserve Board will likely keep interest rates low.

Best Buying Opportunity of our Lifetime?

      There is little doubt that the best buying opportunity in our lifetime for our favorite stocks is now at hand. We doubt that we will ever witness such low growth to price-to-earnings ("PE") ratios ever again!

Flow of Funds

      Many investors have also realized that when the stock market is front-page news that an incredible buying opportunity is emerging. The problem is that many investors do not know exactly when to jump back into the stock market. The most important factor that investors should monitor is the flow of funds in and out of the stock market. It is estimated that approximately $60 billion flowed out of the stock mutual funds in July, which dwarfs the prior record exodus of almost $30 billion in September 2001 when the terrorist attacks occurred. Unfortunately, the stock market is a manic crowd and until good news arrives to stem the tide and change the direction of the crowd of exiting investors, the stock market will likely remain very volatile.

Investor Confidence

      Fortunately, there have been several recent events that are now causing investors to hesitate about selling, which will hopefully help curtail the outflows from the stock market. First, many firms, have recently announced aggressive stock buy back programs, which are helping to restore investor confidence. Second, most of the stocks that have recently announced good quarterly earnings have stopped falling and rallied in recent trading days. Third, interest rates are now so low on intermediate bonds that investors appear to be returning to high dividend yielding stocks. Fourth, many investors are under the impression that after executives have to personally sign off on their companies' financial statements by the August 14th deadline there will be no more bad news pre-announced by many stocks.

Credibility and the Stock Market

      The generous practice of issuing stock options has caused many of the credibility problems on Wall Street, because it gave some corporate executives extra incentives to drive up their companies' stock prices with short-term accounting tricks, so they could exercise their stock options and cash out. Also concerning stock options, Federal Reserve Board Chairman Alan Greenspan testified before Congress that the momentum for counting stock options as an expense is unstoppable. Alan Greenspan stated before the Senate Banking Committee that "It's going to happen and quite appropriately so". A positive development is that both the Senate and the House of Representatives are finalizing a bill that will put corporate officers in jail for defrauding investors. The fact that both the Senate and the House of Representatives are finalizing a bill that President Bush will sign is the first step that the folks in Washington D.C. are listening to investors and are starting to turn up the heat on public companies.

Summary

      In summary, we wish we could tell you that the stock market has turned the corner and will be rallying strongly for several months. Unfortunately, we only envision a selective market recovery with approximately 20% of the stocks leading the overall stock market. Although we do not anticipate that most of the stocks in our portfolio will retest their lows due to strong quarterly earnings results and low-to-moderate PE ratios, we cannot say the same for the overall stock market, which may very well retest its lows if trading volume does not rise after Labor Day. Fortunately, the earnings environment is slowly improving and many companies are announcing aggressive buyback programs of their stock. However, until the investor exodus out of stock mutual funds cease, the overall stock market will remain vulnerable to further downdrafts.

      There are multiple reasons for our cautious outlook. The analyst community remains too positive on the earnings outlook for the S&P 500 and will likely trim their earnings estimates in the next few months like they usually do in September and October. Unfortunately, trading volume will remain erratic until after Labor Day when many Wall Street professionals return from their summer hiatus. As a result, we expect that we will have to wait until after Labor Day to verify whether or not the stock market will be retesting its lows or rebounding on rising trading volume.

      There is growing speculation that the Federal Reserve Board might have to step in and cut key interest rates at least one more time. We do not believe that the Federal Reserve Board will cut interest rates again. Record low mortgage rates are causing many consumers to refinance their homes again, which will ultimately help put more money in consumers' pockets and help improve both consumer confidence and consumer spending. Many of the stocks in our portfolio are dependent on consumer spending and have posted strong earnings due to strong consumer spending, especially at discount and specialty stores.

      Overall, the stock market has become disconnected with the U.S. economy. Investor confidence remains shattered after the corporate accounting scandals. Fortunately, improving corporate earnings and aggressive stock buy back programs are helping the stock market find firmer footing. Even if the overall stock market tries to retest its lows, we are extremely confident that the stocks in our portfolio have bottomed out and they will help lead the overall stock market higher in the upcoming months.

Keep in Touch

      We encourage you to subscribe for free to our weekly market commentary Marketmail*. Please visit www.marketmail.com to subscribe. Always feel free to contact us if you have any questions or if we can help you in any way. You may call us at 1.800.887.8671. We look forward to hearing from you.

Sincerely,


/s/ Louis G. Navellier                         /s/ Alan Alpers
LOUIS G. NAVELLIER                             ALAN ALPERS

* There is no guarantee that the opinions expressed in this newsletter will come to pass.

This material has been preceded by a Navellier Variable Insurance Series Fund prospectus.

The preceding charts and performance numbers assume reinvestment of all distributions.

Please be aware that past performance is no indication of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Indices:

The Russell 2000 Index is an unmanaged index consisting of the smallest 2,000 stocks in the Russell 3000 Index. It is considered representative of the small cap market in general.

The Russell 2000 Growth Index contains those Russell 2000 securities with a greater-than-average growth orientation.

Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The S&P 500 is an unmanaged index consisting of 500 large cap stocks. It is considered representative of the stock market as a whole.

The Russell 2000 Value Index contains those Russell 2000 securities with a less-than-average growth orientation.

These indices are not investment products available for sale.

                                        NAVELLIER VARIABLE INSURANCE SERIES FUND
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
June 30, 2002
(unaudited)
GROWTH PORTFOLIO

--------------------------------------------------------
                                           Market Value
 Shares                                      (Note 1)
--------------------------------------------------------
COMMON STOCKS -- 99.6%
APPAREL -- 4.9%
   4,300  Urban Outfitters, Inc.*         $      149,296
                                          --------------
AUDIO AND VIDEO PRODUCTS -- 1.0%
     650  Harman International
            Industries, Inc.                      32,012
                                          --------------
BUILDING AND CONSTRUCTION -- 1.9%
   2,225  DR Horton, Inc.                         57,917
                                          --------------
BANKING -- 4.7%
   3,125  Compass Bancshares, Inc.               105,000
   2,000  Hudson City Bancorp, Inc.               39,800
                                          --------------
                                                 144,800
                                          --------------
CHEMICALS -- 3.3%
   3,350  Albermarle Corp.                       103,012
                                          --------------
COMPUTER EQUIPMENT, SOFTWARE AND SERVICES -- 5.7%
  17,100  DocuCorp International, Inc.*          174,933
                                          --------------
CONSUMER PRODUCTS AND SERVICES -- 2.1%
   1,950  Corinthian Colleges, Inc.*              66,085
                                          --------------
ENGINEERING AND CONSULTING -- 6.7%
   5,850  FTI Consulting, Inc.*                  204,808
                                          --------------
FOOD, BEVERAGE AND TOBACCO -- 7.7%
   4,275  Fresh Del Monte Produce, Inc.          106,875
   4,150  Ralcorp Holdings, Inc.*                129,688
                                          --------------
                                                 236,563
                                          --------------
HEALTHCARE PRODUCTS AND SERVICES -- 2.4%
   2,375  Mid Atlantic Medical Services,
            Inc.*                                 74,456
                                          --------------
INSURANCE -- 5.1%
   2,725  The Progressive Corp.                  157,641
                                          --------------
MANUFACTURING -- 4.0%
   6,300  AGCO Corp.*                            122,850
                                          --------------
MEDICAL EQUIPMENT AND SUPPLIES -- 7.0%
   1,450  Bio-Rad Laboratories, Inc.*             65,975
   2,975  Patterson Dental Co.*                  149,732
                                          --------------
                                                 215,707
                                          --------------
REAL ESTATE INVESTMENT TRUST -- 11.6%
   6,800  Annaly Mortgage Management,
            Inc.                                 131,920
   2,900  Capital Automotive REIT                 69,194
  11,500  Impac Mortgage Holdings, Inc.          155,020
                                          --------------
                                                 356,134
                                          --------------

--------------------------------------------------------
                                           Market Value
 Shares                                      (Note 1)
--------------------------------------------------------
RESTAURANTS -- 2.4%
   2,300  P.F. Chang's China Bistro,
            Inc.*                         $       72,266
                                          --------------
RETAIL -- 18.4%
   2,500  Big Lots, Inc.*                         49,200
   4,975  Fred's, Inc.                           182,981
   4,100  Michaels Stores, Inc.*                 159,900
  10,750  PETsMART, Inc.*                        172,430
                                          --------------
                                                 564,511
                                          --------------
SEMICONDUCTORS AND RELATED -- 1.8%
   2,375  Standard Microsystems Corp.*            56,074
                                          --------------
TRANSPORTATION -- 2.0%
     575  Landstar System, Inc.*                  61,439
                                          --------------
UTILITIES -- 6.9%
   3,150  American Water Works Co., Inc.         136,112
   1,675  Nicor, Inc.                             76,631
                                          --------------
                                                 212,743
                                          --------------
TOTAL COMMON STOCK
  (COST $2,855,267)                            3,063,247
                                          --------------
MONEY MARKET FUND -- 0.5%
  14,489  FBR Fund for Government
            Investors (Cost $14,489)              14,489
                                          --------------
TOTAL INVESTMENTS -- 100.1%
  (COST $2,869,756)                            3,077,736
Liabilities in Excess of Other
  Assets -- (0.1%)                                (2,121)
                                          --------------
NET ASSETS -- 100.0%                      $    3,075,615
                                          ==============
NET ASSETS CONSIST OF:
  Paid-in Capital                         $    6,009,133
  Net Investment Loss                            (13,042)
  Accumulated Net Realized Loss on
    Investments                               (3,128,456)
  Net Unrealized Appreciation of
    Investments                                  207,980
                                          --------------
NET ASSETS                                $    3,075,615
                                          ==============
NET ASSET VALUE PER SHARE
  (Based on 249,043 Shares Outstanding)   $        12.35
                                          ==============

------------------------
* Non-income producing

                       See Notes to Financial Statements.

                                        NAVELLIER VARIABLE INSURANCE SERIES FUND
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2002
(unaudited)

                                                                GROWTH
                                                               PORTFOLIO
 INVESTMENT INCOME
   Interest (Note 1).........................................  $     932
   Dividends (Note 1)........................................     10,999
                                                               ---------
     Total Investment Income.................................     11,931
                                                               ---------
 EXPENSES
   Investment Advisory Fee (Note 2)..........................     14,165
   Administrative Fee (Note 2)...............................      4,166
   Transfer Agent and Custodian Fee (Note 3).................     16,389
   Legal Fees................................................     10,573
   Directors' Fees and Expenses (Note 2).....................      9,000
   Shareholder Reports and Notices...........................      3,079
   Organizational Expenses (Note 1)..........................      1,752
   Audit Fees................................................      1,250
   Other Expenses............................................        424
                                                               ---------
     Total Expenses..........................................     60,798
     Less Expenses Reimbursed by Investment Adviser (Note
      2).....................................................    (35,825)
                                                               ---------
       Net Expenses..........................................     24,973
                                                               ---------
 NET INVESTMENT LOSS.........................................    (13,042)
                                                               ---------
 Net Realized Gain on Investments............................    123,269
 Change in Net Unrealized Appreciation/Depreciation of
   Investments...............................................   (167,595)
                                                               ---------
 NET LOSS ON INVESTMENTS.....................................    (44,326)
                                                               ---------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $ (57,368)
                                                               =========

                       See Notes to Financial Statements.

                                        NAVELLIER VARIABLE INSURANCE SERIES FUND
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS


                                                                     GROWTH PORTFOLIO
                                                                FOR THE SIX     FOR THE YEAR
                                                               MONTHS ENDED        ENDED
                                                               JUNE 30, 2002    DECEMBER 31,
                                                                (UNAUDITED)         2001
                                                               -------------    ------------
 FROM INVESTMENT ACTIVITIES
   Net Investment Loss.......................................   $  (13,042)     $   (39,455)
   Net Realized Gain (Loss) on Investment Transactions.......      123,269       (1,977,616)
   Change in Net Unrealized Appreciation/Depreciation of
     Investments.............................................     (167,595)         387,962
                                                                ----------      -----------
     Net Decrease in Net Assets Resulting from Operations....      (57,368)      (1,629,109)
                                                                ----------      -----------
 FROM SHARE TRANSACTIONS
   Net Proceeds from Sales of Shares.........................      407,449        1,245,773
   Cost of Shares Redeemed...................................     (460,132)      (1,842,458)
                                                                ----------      -----------
     Net Decrease in Net Assets Resulting from Share
       Transactions..........................................      (52,683)        (596,685)
                                                                ----------      -----------
     TOTAL DECREASE IN NET ASSETS............................     (110,051)      (2,225,794)
 NET ASSETS -- Beginning of Period...........................    3,185,666        5,411,460
                                                                ----------      -----------
 NET ASSETS -- End of Period.................................   $3,075,615      $ 3,185,666
                                                                ==========      ===========
 SHARES
   Sold......................................................       33,302           82,384
   Redeemed..................................................      (36,135)        (138,229)
                                                                ----------      -----------
     Net Decrease in Shares..................................       (2,833)         (55,845)
                                                                ==========      ===========

                       See Notes to Financial Statements.

                                        NAVELLIER VARIABLE INSURANCE SERIES FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                GROWTH PORTFOLIO
                                         FOR THE SIX          FOR THE YEARS ENDED         FOR THE PERIOD
                                        MONTHS ENDED             DECEMBER 31,                 ENDED
                                        JUNE 30, 2002    -----------------------------     DECEMBER 31,
                                         (UNAUDITED)      2001       2000       1999          1998*
                                        -------------    -------    -------    -------    --------------
 PER SHARE OPERATING PERFORMANCE:
   Net Asset Value -- Beginning of
     Period.........................        $12.65        $17.59     $21.48     $11.22        $10.00
                                           -------       -------    -------    -------       -------
   Income from Investment
     Operations:
     Net Investment Loss............         (0.05)        (0.16)     (0.19)     (0.05)        (0.04)
     Net Realized and Unrealized
       Gain (Loss) on Investments...         (0.25)        (4.78)     (3.48)     10.44          1.26
                                           -------       -------    -------    -------       -------
   Total from Investment
     Operations.....................         (0.30)        (4.94)     (3.67)     10.39          1.22
                                           -------       -------    -------    -------       -------
 Distributions to Shareholders
   From Net Realized Gains..........            --            --      (0.22)     (0.13)           --
                                           -------       -------    -------    -------       -------
   Net Increase (Decrease) in Net
     Asset Value....................         (0.30)        (4.94)     (3.89)     10.26          1.22
                                           -------       -------    -------    -------       -------
   Net Asset Value -- End of
     Period.........................        $12.35        $12.65     $17.59     $21.48        $11.22
                                           =======       =======    =======    =======       =======
 TOTAL INVESTMENT RETURN............         (2.37)%(A)   (28.08)%   (17.10)%    92.66%        12.20%(A)
 RATIOS TO AVERAGE NET ASSETS:
   Expenses After Reimbursement
     (Note 2).......................          1.50%(B)      1.50%      1.50%      1.50%         1.50%(B)
   Expenses Before Reimbursement
     (Note 2).......................          3.65%(B)      3.24%      2.04%      8.23%        70.17%(B)
   Net Investment Loss After
     Reimbursement (Note 2).........         (0.78)%(B)    (1.01)%    (0.99)%    (0.85)%       (0.67)%(B)
   Net Investment Loss Before
     Reimbursement (Note 2).........         (2.93)%(B)    (2.75)%    (1.54)%    (7.60)%      (69.34)%(B)
 SUPPLEMENTARY DATA:
   Portfolio Turnover Rate..........           192%          177%       130%        85%          129%
   Net Assets at End of Period (in
     thousands).....................        $3,076        $3,186     $5,411     $2,802          $205
   Number of Shares Outstanding at
     End of Period (in thousands)...           249           252        308        130            18
 -----------------------------------

 (A) Total returns for periods of less than one year are not annualized.
 (B) Annualized
 * From Commencement of Operations February 27, 1998

                       See Notes to Financial Statements.

                                        NAVELLIER VARIABLE INSURANCE SERIES FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
June 30, 2002
(unaudited)

1. Significant Accounting Policies

     The Navellier Variable Insurance Series Fund, Inc. (the "Fund") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, (the "Act") as an open-end management investment company authorized to issue multiple series of shares, each representing a portfolio of investments. The Fund currently has authorized one series, the Navellier Growth Portfolio (the "Growth Portfolio"), a diversified open-end management investment company. The Fund was established as a Maryland corporation organized on February 28, 1997. The Fund is authorized to issue 500,000,000 shares of capital stock with no stated par value of the Growth Portfolio. The Fund's shares are offered only to (a) insurance companies to fund benefits under their variable annuity contracts and variable life insurance policies and (b) tax-qualified pension and retirement plans ("Qualified Plans"), including participant-directed Qualified Plans which elect to make the Fund available as investment options for Qualified Plan participants. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which permit management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of significant accounting policies which the Fund follows:

        (a) Listed securities are valued at the last sales price of the New York Stock Exchange and other major exchanges. Over-the-Counter securities are valued at the last sales price. If market quotations are not readily available, the Board of Directors will value the Fund's securities in good faith. The Directors will periodically review this method of valuation and recommend changes which may be necessary to assure that the Fund's instruments are valued at fair value.

        (b) Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is accrued on a daily basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions are computed on an identified cost basis.

        (c) Dividends from net investment income are declared and paid annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Net capital gains, if any, are distributed annually.

        (d) The Fund intends to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and will distribute all net investment income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

        (e) Organizational expenses of the Growth Portfolio totaling $17,520 are being deferred and amortized over 60 months beginning with public offering of shares in the Fund. Any redemption by an initial investor during the amortization period will be reduced by a pro rata portion of any of the unamortized organization expenses. Such proration is to be calculated by dividing the number of initial shares redeemed by the number of initial shares outstanding at the date of redemption. At June 30, 2002, unamortized organization costs of the Growth Portfolio were $2,336.

2. Investment Advisory Fees and Other Transactions with Affiliates

     Investment advisory services are provided by Navellier & Associates, Inc. (the "Adviser"). Under an agreement with the Adviser, the Fund pays a fee at the annual rate of 0.85% of the daily net assets of the Growth Portfolio. The Adviser receives an annual fee equal to 0.25% of the Funds average daily net assets in connection with the rendering of services under the administrative services agreement and is reimbursed by the Fund for operating expenses incurred on behalf of the Fund. An officer and director of the Fund is also an officer and director of the Adviser.

     Under an agreement between the Fund and the Adviser, the Adviser has agreed to waive its advisory fee and/or reimburse expenses until the total portfolio operating expenses are at or below 1.50% of average annual net assets. This agreement is subject to termination at any time without notice to shareholders. During the six months ended June 30, 2002, the Adviser paid certain operating expenses on a net basis of the Growth Portfolio totalling $35,825 under the operating expense agreement.

                                        NAVELLIER VARIABLE INSURANCE SERIES FUND
--------------------------------------------------------------------------------

     At June 30, 2002, the Statement of Net Assets includes Advisory fees payable totalling $2,317 and Administrative fees payable totalling $681.

     Navellier Securities Corp. (the "Distributor") acts as the Fund's Distributor and is registered as a broker-dealer under the Securities and Exchange Act of 1934. The Distributor, which is the principal underwriter of the Fund's shares, renders its services to the Fund pursuant to a distribution agreement. An officer and director of the Fund is also an officer and director of the Distributor.

     The Fund pays each of its Directors not affiliated with the Adviser $6,000 annually. For the six months ended June 30, 2002, Directors' fees and expenses totaled $9,000.

3. Transfer Agent and Custodian

     FBR National Bank & Trust, formerly Rushmore Trust and Savings, FSB, provides transfer agency, dividend disbursing and other shareholder services to the Fund. In addition, FBR National Bank & Trust serves as custodian of the Fund's assets. Fees paid to FBR National Bank & Trust are based upon a fee schedule approved by the Board of Directors.

4. Securities Transactions

     For the six months ended June 30, 2002, the cost of purchases and proceeds from sales (including maturities) of securities (excluding short-term securities) were $6,252,416 and $6,071,397, respectively.

5. Unrealized Appreciation and Depreciation of Investments

     Unrealized appreciation and depreciation as of June 30, 2002, based on the cost for Federal income tax purposes is as follows:

                                                                GROWTH
                                                              PORTFOLIO
                                                              ----------
Gross Unrealized Appreciation...............................  $  271,467
Gross Unrealized Depreciation...............................     (63,487)
                                                              ----------
Net Unrealized Appreciation.................................  $  207,980
                                                              ==========
Cost of Investments for Federal Income Tax Purposes.........  $2,869,756
                                                              ==========

6. Federal Income Tax

     At December 31, 2001, for Federal income tax purposes, the Fund had a capital loss carryover of $3,081,868, of which $264,153 expires in 2008 and $2,817,715 expires in 2009, which may be applied against future net taxable realized gains of each succeeding year until the earlier of its utilization or its expiration.

7. Borrowing Agreement

     The Fund has a short-term borrowing agreement with Custodial Trust Company which may be drawn upon for temporary purposes. For each short-term borrowing, the Fund pledges collateral. At June 30, 2002, the Fund had no borrowings outstanding.

CUSTODIAN & TRANSFER AGENT

FBR National Bank & Trust
4922 Fairmont Avenue
Bethesda, MD 20814

800-622-1386 E.S.T.


NAVELLIER OFFICES

One East Liberty, Third Floor
Reno, Nevada 89501

800-887-8671 P.S.T.